DELAWARE LIFE ACCELERATOR PRIMESM VARIABLE ANNUITY
An individual flexible payment variable annuity
Issued by Delaware Life Insurance Company
Supplement dated July 21, 2021
to the Prospectus dated April 30, 2021 (As Amended May 10, 2021) and to the Rate Sheet Supplement Dated July 1, 2021

This supplement contains information regarding changes to  (1) the express mail address; and (2) the name of  an investment option that is available under your Contract.

Effective July 23, 2021, the Company’s express mail address will be:

Delaware Life Insurance Company
                         10555 Group 1001 Way
                                                                                Zionsville, IN 46077

All references to the express mail address in the Prospectus and the Rate Sheet Supplement are hereby replaced by the above address.  This change only applies to mail sent via express mail.  The regular mail Service Address is unchanged.

Effective August 7, 2021, the name of the following investment option will be changed:

Current Name	New Name

QS Variable Conservative Growth	Franklin Multi-Asset Variable Conservative Growth Fund
In addition, all references to QS Investors, LLC are removed and replaced with Franklin Advisers, Inc.

If you have any questions regarding this Supplement, please call the Service Center toll-free at (800) 374-3714 or write to us by mail - Delaware Life Insurance Company, P.O. Box 80428, Indianapolis, IN 46280; by express mail - Delaware Life Insurance Company, 10555 Group 1001 Way, Zionsville, IN 46077 and by facsimile at (800) 883-9165.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus dated April 30, 2021 (As Amended May 10, 2021) and Rate Sheet Supplement dated July 1, 2021.

Please read this Supplement carefully and retain it for future reference

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